M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 1 Morgan Stanley Global Consumer Conference Matt Mannelly, CEO & President Ron Lombardi, CFO November 18, 2014 Exhibit 99.1

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s product introductions, investments in brand building, debt reduction, integration of the Insight acquisition, consumption growth and market position of the Company’s brands, M&A market activity, and the Company’s future financial performance. Words such as “continue,” “will,” “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to successfully integrate the Insight or Hydralyte businesses or future acquisitions, the failure to successfully commercialize new products, the severity of the cold and flu season, general economic and business conditions, competitive pressures, the effectiveness of the Company’s brand building investments, fluctuating foreign exchange rates, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2014 and in Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 3 Agenda for Today’s Discussion I. Our Company: The Leading Independent Publicly Traded OTC Company in the U.S. II. Our Strategy: Three Core Pillars III. FY2015 Performance Outlook and the Road Ahead

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 4 I. Our Company: The Leading Independent Publicly Traded OTC Company in the U.S.

Prestige Today: Investment Highlights

- Diversified **consumer healthcare company** competing in attractive OTC market
- **Portfolio of trusted brands** with durable consumer franchises across multiple strategic platforms
  - Strong positions in key OTC categories (eye/ear, cough/cold, women's health, analgesics and G.I.)
- Proven **track record** of **strong financial** performance
  - Proven brand building initiatives
  - Industry leading margin and cash flow generation
  - Consistent M&A execution
- Proven **management team** supported by deep bench has delivered meaningful shareholder value creation

	FY2010		FY2012		FY2015 Outlook
Adj. EPS[(1)]:	$0.67	→	$0.99	→	$1.75 – $1.85

(1) Adjusted EPS may be found in the Financial Highlights section of our Annual Report for the year ended March 31, 2014.

PrestigeBrands MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 5

Building A Strong Portfolio Over Time…

Analgesics
- BC
- Goody's
- Ecotrin
- Stanback
- Percogesic
- New Brand: Anacin

Women's Health
- New Brand: Monistat
- New Brand: ept
- New Brand: Vitron-C
- New Brand: Uristat

GI
- beano
- Dramamine
- Fiber Choice
- Gaviscon
- Tagamet

Cough & Cold
- Little Remedies
- Chloraseptic
- PediaCare
- Luden's
- chapet
- New Brand: Sucrets

Eye & Ear Care
- Clear eyes
- Debrox
- Murine
- New Brand: Stye
- New Brand: Auro

Oral Care
- The Doctor's
- Efferdent
- Effergrip
- Gly-Oxide

Skin Care
- Compound W
- new-skin
- Dermoplast
- New Brand: Nix

Sleep Aids
- Sominex
- Sleep-eze
- Nytol

Household Cleaning
- Comet
- Spic and Span
- Chore Boy

Care Pharmaceuticals
- FESS
- fess Little Noses
- New Brand: Hydralyte
- Little Coughs
- Little Eyes
- Murine

PrestigeBrands MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 6

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 7 …And Increased Scale Across Multiple Category Platforms $175 0% 20% 40% 60% 80% 100% $175 $200 $100 $140 $90 $70 ~$10 Women’s Health Cough Cold Analgesics Derm. Eye & Ear Oral Care Sleep Aids Other Insight Other Insight ~$75(1) Other Prestige PL Other Prestige GI Other Other Prestige Recent Acquisitions North America Australasia Oral Hydration Cough Cold ~$1BN Dollar values in millions Source: North America – IRI MULO + C-Store, L52-week period ending October 5, 2014. Note: Data reflects retail dollar sales. (1) Based on company estimate for retail dollar sales.

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 8 The Power of Prestige’s Portfolio Create a Diversified OTC Portfolio Leverage Our Financial Model to Build the Portfolio  Build and add to our strategic category platforms and geographies  Invest behind brand building efforts to drive growth in Core OTC and international  Manage balance of portfolio for cash flow generation  Continue our efficient operating model  Maintain our strong margin profile and consistent cash flow conversion  Provide capacity for additional, accretive acquisitions Maintain Our Disciplined and Aggressive M&A Plans  Adhere to our well established M&A criteria  Maintain active presence in M&A marketplace  Ensure organization able to capitalize on new market opportunities

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 9 Leading, Independent Publicly Traded OTC Company in the U.S. Dollar values in billions Source: Euromonitor (~$26BN North American OTC Retail Sales; 2013) Note: Adjusted for announced and pending M&A activity. $3.1 $2.7 $1.7 $1.6 $1.3 $1.0 $0.9 $0.9 $0.4 $0.3 North American OTC Retail Sales #6

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 1 0 II. Our Strategy: Three Core Pillars

Drivers of Our Long-Term Value Creation Strategy

Invest for Growth + **Generate Superior Free Cash Flow** + **Execute Proven and Repeatable M&A Strategy**

Core OTC | **Int'l**

Core OTC: Clear eyes, PediaCare, Debrox, Gaviscon, Efferdent, beano, Compound W, Luden's, Doctor's, Dramamine, BC, Chloraseptic, Goody's, Little Remedies, Nix, Monistat

Int'l: FESS, Hydralyte, Murine, Chloraseptic

~75% of Our Portfolio

Free Cash Flow[1]



+3x
$59[2]
~$175[3]
FY10
PF FY15



Acquisitions Continue the Transformation of Prestige by Expanding into Attractive OTC Segments and Geographies
2010
2011
2012
2013
2014
Platform Expansion
Geographic Expansion
Dramamine
Insight
Care
Hydralyte
Six Acquisitions Completed in Past Five Years Have More Than Tripled Prestige's OTC Business

Dollar values in millions

(1) Free Cash Flow is a Non-GAAP financial measure and is defined as Net Cash Provided by Operating Activities less Capital Expenditures.

(2) Free Cash Flow may be found in the Financial Highlights section of our Annual Report for the Fiscal Year ended March 31, 2014.

(3) Pro forma is based as if Insight and Hydralyte were acquired on April 1, 2014. Pro Forma Cash Flow from Operations of approximately $182 million less Capital Expenditures of approximately $7 million.

PrestigeBrands
MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 11

We Employ A Disciplined Strategy For Managing Our Portfolio

	Invest for Growth		Manage for Cash Flow Generation	
Portfolio Segment:	Core OTC	International	Other OTC	Household Products
Contribution to Portfolio:				
Selected Brands:	Monistat, Nix, Efferdent, Dramamine, Chloraseptic, Clear eyes, BC, Goody's, Gaviscon	Fess, Murine, Hydralyte, Chloraseptic	Sucrets, Anacin, ept, Stye, Fiber Choice, Ecotrin, New Skin, Wartner, Murine	Comet, Chore Boy, Spic and Span
# of Brands:	16	4	50	3
	~25% of Total Brands		~75% of Total Brands	
A&P Support:	High	High	Maintain	Maintain
Targeted Mix Over Time[1]:	~75% of Total → ~85% of Total		~25% of Total → ~15% of Total	

Dollar values in millions
Source: Company data.
(1) Based on Company's organic long-term plan.

PrestigeBrands MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 12

Invest in Brand Building Efforts to Drive Core OTC Growth

Core OTC Consumption Growth


8.7%
4.5%
8.3%
6.5%
0.1%
(4.9%)
2.5%
(1.8%)
1.0%
4.9%
FY'12
FY'13
FY'14
Q1
Q2
FY'15

Core OTC Organic Revenue Growth[2]


7.7%
3.4%
4.8%
2.7%
(6.9%)
(0.8%)
Impacted by Retailer Inventory Reductions
(3.7%)
(3.1%)
(2.4%)
1.8%
FY'12
FY'13
FY'14
Q1
Q2
FY'15

Excluding Pediatric Competitive Returns / GI Category Dynamics[1]

Consumption Growth Accelerating Following Transition Year

Shipment Growth Accelerating But Still Trailing Consumption Growth

Source: IRI multi-outlet retail dollar sales growth for relevant period. Excludes Insight Pharmaceuticals.
Data reflects retail dollar sales percentage growth versus prior period.

(1) Excludes PediaCare, Little Remedies, Beano and Insight Pharmaceuticals.

(2) Core OTC organic revenue growth rates are calculated using the Core Brands of (Chloraseptic, Clear Eyes, Compound W, Little Remedies, The Doctors, Efferdent, Pediacare, Luden's, Dramamine, BC, Goody's, Beano, Debrox and Gaviscon) and exclude the effect of acquisitions, if such brand is not included in each of the respective periods.

PrestigeBrands MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 13

Expanded Focus on Attractive, Growing International Markets

2011


International
~10%
~90%
U.S.

- Distributor model
- Predominantly established markets

2014


International
~15%
~85%
U.S.

- Local operations in Australia and New Zealand
- Beachhead for attractive region
- Attractive growth profile

International Business Has Grown from $35MM to $110MM in Last Three Years

PrestigeBrands
MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 14

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 1 5 ~37% 33.8% 27.6% 27.4% 23.1% 22.8% 22.0% 20.2% 19.9% 16.8% 15.6% 13.7% 11.5% Industry Leading EBITDA Margins Median: 22.0% Source: Company filings and Capital IQ Notes: For the latest twelve month period as of November 14, 2014 (1) Pro Forma Adjusted EBITDA is a Non-GAAP financial measure and is arrived at by taking Pro Forma Net Income of $89 million and adding back depreciation and amortization of $31 million, interest expense of $103 million, income taxes of $52 million and transition, integration and purchase accounting items of $25 million to arrive at $300 million. Pro Forma Adjusted EBITDA margin is arrived at by taking Pro Forma Adjusted EBITDA of $300 million divided by Pro Forma Net Sales of $800 million. (1)

Prestige's Operating Model Generates Superior Free Cash Flow and Free Cash Flow Conversion

- Disciplined acquisition strategy with proven integration synergies
- Structure acquisitions in a **long-term** highly tax-efficient manner
- Outsourced manufacturing with minimal capital outlays

Free Cash Flow(1) (Free Cash Flow Conversion(2))



Blacksmith Brands
Dramamine
GlaxoSmithKline
North American Brands
Care Pharmaceuticals
insight Pharmaceuticals
Hydralyte
+40%
$59(3)
176%(4)
$86(3)
216%(4)
$67(3)
133%(4)
$127(3)
165%(4)
$129(5)
~165%
$150(6)
~165%
~$175(7)
~165%
FY10
FY11
FY12
FY13
FY14
FY15 Outlook
PF FY15

Dollar values in millions

(1) Free Cash Flow is a Non-GAAP financial measure and is defined as Net Cash Provided by Operating Activities less Capital Expenditures.
(2) Free Cash Flow Conversion is a Non-GAAP financial measure and is defined as Free Cash Flow over Adjusted Net Income.
(3) Free Cash Flow may be found in the Financial Highlights section of our Annual Report for the Fiscal Year ended March 31, 2014.
(4) Free Cash Flow Conversion utilizes the Adjusted Net Income found in the Financial Highlights section of our Annual Report for the Fiscal Year ended March 31, 2014.
(5) Cash Flow from Operations of approximately $132 million less Capital Expenditures of approximately $3 million.
(6) Projected Cash Flow from Operations of $136 million plus $20 million of projected integration costs less $6 million of projected capital spending.
(7) Pro Forma Cash Flow from Operations of approximately $182 million less Capital Expenditures of approximately $7 million.

PrestigeBrands MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 16

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 1 7 Prestige Continues to Have Leading Free Cash Flow Conversion With Attractive Yields 175% 152% 135% 126% 118% 115% 113% 111% 110% 108% 96% 94% 84% Median: 113% Source: Company filings and Capital IQ Notes: For the latest twelve month period as of November 14, 2014. (1) Adjusted Free Cash Flow Conversion is a Non-GAAP financial measure and is defined as Non-GAAP Operating Cash Flow less Capital Expenditures over Non-GAAP Adjusted Net Income and is reconciled in exhibit 99.2 accompanying Form 8-K filed November 18, 2014. Operating Cash Flow and Adjusted Net Income are reconciled to their reported GAAP amounts in our earnings release in the “About Non-GAAP Financial Measures” section. (2) Adjusted Free Cash Flow Conversion is calculated as Non-GAAP Adjusted Free Cash Flow over Non-GAAP Adjusted Net Income. These Non-GAAP financial measures are reconciled to their respective GAAP measures in exhibit 99.2 accompanying Form 8-K filed November 18, 2014. (3) Adjusted Free Cash Flow yield is calculated as Non-GAAP Adjusted Free Cash Flow over the Company’s market capitalization as of November 14, 2014. Adjusted Free Cash Flow Conversion(1) (2) 9%(3) 8% 5% 6% 4% 5% 6% 5% 5% 6% 7% 5% 5% Yield: Median: 5%

Strong Cash Flow Conversion Drives Rapid De-Leveraging While Building Acquisition Capacity

Leverage Ratio(1)


~5.6x
~5.3x
~4.5x
<4.0x
Q2 FY'15
FY'15E
FY'16E
FY'17E

- High cash flow conversion is expected to lead to continued rapid de-leveraging
- One full EBITDA multiple turn reduction by end of next fiscal year

Illustrative Financing Capacity(2)


~$0.4 BN
~$1.3 BN
~$2.1 BN
FY'15E
FY'16E
FY'17E

- Existing financing arrangements and rapid deleveraging ability create expanded acquisition capacity
- Over time leverage not a constraint for continued M&A
- Maintain flexibility to employ alternative forms of financing

(1) Leverage ratio reflects net debt / covenant defined EBITDA.
(2) Assumes max leverage of 5.75x and average EBITDA acquisition multiple consistent with previous acquisitions.

PrestigeBrands
MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 18

Acquisitions Continue the Transformation of Prestige by Expanding into Attractive OTC Segments and Geographies

	2010	2011	2012	2013	2014
Platform Expansion	Blacksmith Brands – September 2010	Dramamine – December 2010	GSK GlaxoSmithKline North American Brands – December 2011		Insight Pharmaceuticals – April 2014
Geographic Expansion				Care Pharmaceuticals – July 2013	Hydralyte – April 2014



Efferdent
Pedia Care
Luden's
NasalCrom
Effergrip



Dramamine
ORIGINAL FORMULA



BC
Goody's
Beano
Gaviscon
Tagamet



Nix
e.p.t
Anacin





Six Acquisitions Completed in Past Five Years Have More Than Tripled Prestige's OTC Business

PrestigeBrands MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 19

Prestige Continues to be an Aggressive and Disciplined Acquirer

	Blacksmith Brands	Dramamine	gsk GlaxoSmithKline	Care Pharmaceuticals	Hydralyte	Insight Pharmaceuticals
Key Brands	Luden's, Efferdent, PediaCare	Dramamine	BC, Debrox, beano, Goody's, Gaviscon	FESS	Hydralyte	Monistat, ept, Nix
# of Key Brands:	3	1	5	1	1	3
Source:	Private Equity	Large U.S. Pharma	Large U.K. Pharma	Private	Private	Private Equity
Type of Transaction:	Going Concern	Brand Sale	Carve-Out	Going Concern	Brand Sale	Going Concern
Process:	Exclusive	Semi-Exclusive	Competitive	Exclusive	Competitive	Exclusive

Different Types of Transactions

Different Deal Dynamics

Different Types of Counterparties

Different Challenges

PrestigeBrands
MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 20

Acquisitions Have Strengthened Our OTC Platform

	FY2010		FY2015
Category Breadth[(1)]	Oral Care, Cough & Cold, Derm., Eye & Ear	+3.5x	Oral Care, Women's Health, Derm., Cough & Cold, GI, Eye & Ear, Analgesics
International Expansion[(1)]	~$35MM / ~10%	+3.1x	~$110MM / ~15%
Brand Scale (Top 4 OTC Brands)[(2)]	Avg.: $38MM Clear eyes, Chloraseptic, Compound W, Doctor's	+3.0x	Avg.: $113MM BC Goody's, Monistat, Clear eyes, Chloraseptic
Channel Diversity	Food, Drug, Mass	Expanded	Food, Drug, Mass, Convenience, Club and Dollar



Oral Care
Cough & Cold
Derm.
Eye & Ear



Oral Care
Women's Health
Derm.
Cough & Cold
GI
Eye & Ear
Analgesics









Dollar values in millions
(1) Based on company estimates.
(2) IRI MULO + C-Store data, reflects retail dollar sales.

PrestigeBrands MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 21

2014 OTC M&A Activity Indicative of Robust Transaction Environment

Acquirer	Date	Target	Highlights
Reckitt Benckiser	Mar-14	K-Y	■ Leading global franchise ($100MM+ brand scale) ■ Highly complementary to existing franchise
gsk GlaxoSmithKline	Apr-14	Novartis	■ Unique JV structure in combination with Rx asset swap ■ Formation of leading global platform
PrestigeBrands	Apr-14	Hydralyte	■ Second cross-border acquisition ■ Australasia platform expansion
PrestigeBrands	Apr-14	insight Pharmaceuticals	■ New scale feminine care platform ■ Addition of $100MM+ brand
Bayer	May-14	Merck	■ Second largest OTC transaction ever ■ Complementary platforms with strategic pharma collaboration
Church & Dwight Co., Inc.	Sep-14	Lil' Drug Store Products Selected Brands	■ Portfolio of feminine care brands ■ Continued consolidation in women's health
Gryphon Investors	Oct-14	Fleet Laboratories	■ Portfolio of feminine care and G.I brands ■ Transition from family owner to transitional private equity owner
Perrigo	Nov-14	Omega Pharma	■ Diverse European portfolio of OTC brands ■ Entry into branded OTC by private label supplier

PrestigeBrands MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 22

Drivers of Our Long-Term Value Creation Strategy

Invest for Growth + **Generate Superior Free Cash Flow** + **Execute Proven and Repeatable M&A Strategy**

Core OTC | **Int'l**

Core OTC: Clear eyes, Pedia Care, Debrox, Gaviscon, Efferdent, beano, Compound W, Luden's, Dr. Doctor's, Dramamine, BC, Chloraseptic, Goody's, Little Remedies, Nix, Monistat

Int'l: FESS, Hydralyte, Murine, Chloraseptic

~75% of Our Portfolio

Free Cash Flow[1]



+3x
$59[2]
~$175[3]
FY10
PF FY15



Acquisitions Continue the Transformation of Prestige by Expanding into Attractive OTC Segments and Geographies
2010
2011
2012
2013
2014
Platform Expansion
Geographic Expansion
Dramamine
insight
Care
Hydralyte
September 2010
December 2010
December 2011
April 2014
July 2013
April 2014
Six Acquisitions Completed in Past Five Years Have More Than Tripled Prestige's OTC Business

Dollar values in millions

(1) Free Cash Flow is a Non-GAAP financial measure and is defined as Net Cash Provided by Operating Activities less Capital Expenditures.

(2) Free Cash Flow may be found in the Financial Highlights section of our Annual Report for the Fiscal Year ended March 31, 2014.

(3) Pro forma is based as if Insight and Hydralyte were acquired on April 1, 2014. Pro Forma Cash Flow from Operations of approximately $182 million less Capital Expenditures of approximately $7 million.

PrestigeBrands MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 23

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 2 4 $0.67 $0.99 $1.53 $1.90 - $2.00 FY10A FY12A FY14A FY15PF Prestige’s Proven Track Record of Growth $88 $135 $204 $300 $293 $441 $602 $800 Dollar values in millions (1) Adjusted EBITDA may be found in our earnings releases for each respective year ended March 31. (2) Free Cash Flow and Adjusted EPS may be found in the Financial Highlights section of our Annual Report for the year ended March 31, 2014. (3) Pro Forma Adjusted EBITDA is a Non-GAAP financial measure and is arrived at by taking Pro Forma Net Income of $89 million and adding back depreciation and amortization of $31 million, interest expense of $103 million, income taxes of $52 million and transition, integration and purchase accounting items of $25 million to arrive at $300 million. (4) Pro forma Cash Flow from Operations of approximately $182 million less Capital Expenditures of approximately $7 million (5) Pro forma EPS of $1.60 to $1.70 plus $0.30 of acquisition related items totaling $1.90 to $2.00. (6) Pro forma is based as if Insight and Hydralyte were acquired on April 1, 2014. $59 $67 $129 $175 (1) (1) (2) (2) (2) (2) Net Sales Adjusted EBITDA Free Cash Flow Adjusted EPS 22.3% CAGR 27.7% CAGR 24.3% CAGR 23.8% CAGR (6) (1) (2) (2) (3) (4) (5)

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 2 5 III. FY2015 Performance Outlook and the Road Ahead

Q2 Performance Highlights: Strong Performance in A Challenging Retail Environment

- Q2 consolidated **Total Revenue** of **$181.3** million, up **8.6%** versus the prior year corresponding quarter
- **Adjusted E.P.S**. of **$0.50**[(1)], up **6.4%** versus the prior year corresponding quarter
- Strong **Adjusted Free Cash Flow of $36.5**[(1)] million, up **14.7%** versus the prior year corresponding quarter
- **Core OTC consumption growth** of **4.9%** (excluding products impacted by pediatric and GI category dynamics)
- Continued investment in **brand building efforts**
  - New advertising campaigns
  - Goody's sports marketing partnerships
  - New products, digital marketing and promotions across brands
- **Closed** acquisition of **Insight Pharmaceuticals** in September. **Integration well underway**
- **On track** to continue to deliver **strong financial performance in FY2015**
  - Full year sales growth +15% – 18%
  - Adjusted E.P.S $1.75 – $1.85[(1)]
  - Adjusted Free Cash Flow of approximately $150 million[(1)]

Notes:
(1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section for Q2 FY'15.

PrestigeBrands MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 26

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 2 7 Consumption Continues to Outpace Shipments as Retailers Reduce Inventory Notes: (1) Core OTC Brands; Excludes PediaCare, Little Remedies, Beano and Insight Pharmaceuticals. (2) Company estimate. 6.8% 3.4% 6.2% 3.2% Q3 Q4 Q1 Q2 Core OTC Consump. vs. Rev. Growth(1) G rowt h D if fe ren ce FY’14 (1.7%) (0.7%) 2.5% 4.9% (8.5%) (4.1%) (3.1%) 1.8% FY’15 Total Revenue Growth Consumption Growth Consumption Consistently Outpacing Shipments 39 39 35 32 34 Inventory at Trade (MM of Units)(1)(2) Retailers Maintaining Low Inventory Level FY’14 FY’15 +6.8% +3.4% +5.6% +3.1% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q2 (12%) Y/Y

Integration of Insight Pharmaceuticals on Track

insight Pharmaceuticals

Systems / Back-Office	▪ IT systems and processes transferred ▪ Personnel and offices transitioned	**Expect to Complete by End of Q3**
Regulatory / Quality Assurance	▪ Regulatory and quality functions integrated	
Sales & Distribution	▪ Go-to-market strategy in-place and selling organization integrated	
Supply Chain	▪ Optimizing common supplier network ▪ Identifying and capturing cost savings potential	**On-Going 12-24 Months**
Brand Building	▪ Marketing strategy formation underway ▪ Brand plans and new product / innovation pipeline being developed	

PrestigeBrands

MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 28

Strategic Approach Continues to Create Shareholder Value

Second Half of Year

- Improved Core OTC consumption trends leading to market share gains
- Challenging retail environment continues to impact retailer inventory
- Power of the portfolio provides favorable long term outlook

Brand Building in Focus

- Continued new product introductions
- Investment in brand building communication vehicles
  - Typical 2nd half A&P increase
  - Promotional spending
- Ongoing evolution of marketing vehicles (sports marketing, digital)

Insight Integration

- Seasoned Integration Team and core competency
  - Infrastructure largely in place by Q3
  - Brand building in progress–consumer learning, advertising, health care professionals
- Stabilizing the business underway (supply and demand)
- Marketing learning and foundation in FY'15 leads to investment in FY'16

Prolific M&A Outlook

- Remain aggressive and disciplined
- Effectively integrate Hydralyte and Insight Pharmaceuticals acquisitions
- Capitalize on OTC consolidation and major company announcements

Confident in Full FY2015 Year Outlook

- Full year revenue growth	+15% – 18%
- Adjusted E.P.S	\$1.75 – \$1.85(1)
- Adjusted Free Cash Flow of approximately	\$150 million(1)

Notes:
(1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section for Q2 FY'15.

PrestigeBrands
MORGAN STANLEY • GLOBAL CONSUMER CONFERENCE 29

M O R G A N S T A N L E Y • G L O B A L C O N S U M E R C O N F E R E N C E 3 0